Exhibit 10.55

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (“Agreement”) is entered into as of March 21, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Florida, LLC, a Delaware limited liability company (“Borrower”).

RECITALS

A.           Borrower is indebted to Lender under a loan (the “Loan”) as evidenced by a promissory note, (the “Note”), dated as of March 10, 2015 in the original principal amount of $3,526,985, by Borrower, as maker, to the order of Lender. The Note is secured by, among other things, those certain Mortgages, dated as of March 10, 2015 (collectively, the “Mortgages”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded in the Official Records of Duval County, Florida and Clay County, Florida (collectively, the “Counties”).

B.           The Loan Agreement Note, the Mortgages, and any and all other documents, agreements and instruments evidencing, governing or securing the Loan executed prior to the date hereof are referred to herein as the “Existing Loan Documents”.

C.           Borrower and Lender desire to modify the Loan upon the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, each of Borrower and Lender agree as follows:

AGREEMENT

1.	MODIFICATION OF LOAN

“Effective Date” shall mean the date of Recordation.

“Guarantor” shall mean Reven Housing REIT, Inc.

“Recordation” shall mean the recordation of a memorandum of this Agreement in the form attached hereto as Exhibit “A” (the “Memorandum”) in the Official Records of the Counties.

“Title Company” shall mean Fidelity National Title Insurance Company.

“Title Policy” shall mean that certain Loan Policy (Policy No.                      ) issued by Title Company dated as of             , in favor of Lender, as the named insured, insuring the validity and first priority of the lien of each of the Mortgages.

2.	MODIFICATION OF LOAN

2.1          Amended and Restated Note. As of the Effective Date and subject to the terms and conditions of this Agreement, Borrower and Lender shall amend the Note, which modification shall be effective as of the Effective Date, by the execution and delivery of the Amended and Restated Promissory Note in form of Exhibit “B” hereto (the “Amended Note”).

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2.2          Affirmation of Existing Loan Documents. Except as expressly modified by this Agreement or the Memorandum, each and every covenant, warranty and other provision of the Note and the other Existing Loan Documents is hereby ratified and reaffirmed (as though restated in this Agreement as of the date hereof) and shall remain in full force and effect. This Agreement is not intended and shall in no way act as a novation of the Loan or a release, relinquishment, alteration or reissue of the liens and security interests securing the payment of the Note.

2.3          Default. Any default by Borrower in its obligations under this Agreement or any breach by Borrower of any representations or warranties contained herein shall constitute a default under the terms of the Note and the Mortgages.

3.	CONDITIONS TO MODIFICATION

The following are conditions precedent to the modification of the Loan under this Agreement, for the benefit of Lender only. If any of the following conditions shall not be satisfied on or before April ___, 2017, then without limitation on Lender’s rights and remedies at law or in equity, at Lender’s option, Section 2.1 of this Agreement shall be of no further force or effect.

3.1          Commitment of Title Company; Subordinations; Encumbrances. The Title Company shall have committed to issue to Lender, at Borrower’s sole expense, an endorsement (the “Endorsement”) to the Title Policy insuring that the Mortgages, as modified, are each a valid first priority lien against the Property, showing no prior exceptions to title other than as described in the Title Policy.

3.2          Recordation. The Recordation of the Memorandum, at Borrower’s sole expense, by the Title Company in the Official Records of the Counties. Each of Lender and Borrower shall execute one or more counterpart originals of the Memorandum and deposit the same with the Title Company for recordation.

3.3          No Defaults. No default shall have occurred under this Agreement, the Existing Loan Documents, any encumbrance affecting the property encumbered by the Mortgages (the “Property”) (whether junior or senior), or under any other agreement to which Borrower and Lender are parties, and no event has occurred that with notice or lapse of time or both would constitute a default under any of them.

3.4          Payment. Borrower shall have paid (a) all expenses relating to this Agreement and the Loan including all title charges, bank charges, escrow fees and all attorneys’ fees and costs incurred by Lender, (b) a [Two Thousand Six Hundred Twenty-Five Dollars ($2,625.00)] processing fee, and (c) an extension fee equal to [Six Thousand Two Hundred Fifty Dollars ($6,250.00).]

3.5          Deliveries. Borrower shall have executed and delivered to Lender a Memorandum for each of the Mortgages, and Guarantor shall have executed and delivered to Lender a full Guaranty of the Loan in form as required by Lender.

3.6          Opinion. Borrower shall have delivered to Lender an opinion from Borrower’s counsel in as to the good standing of Borrower, the due authorization, execution and delivery of this Agreement and the Memorandum and the Amended Note and the enforceability of this Agreement, the Amended Note, and the Loan Documents as modified by this Agreement, and such other matters as are required by Lender.

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4.	RELEASE AND WAIVERS

4.1          Release. As of the date hereof and as of the Effective Date, each Borrower, for itself and its successors and assigns and for Guarantor (collectively, the “Borrower Parties”) hereby fully and forever releases, discharges and acquits Lender and its parent, subsidiary, affiliate and predecessor corporations, and their respective past and present officers, directors, shareholders, partners, attorneys, legal representatives, agents and employees, and their successors, heirs and assigns and each of them, of and from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, chooses in action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether liquidated or unliquidated (collectively, “Claims”) which any of such Borrower Parties may now have, or heretofore have had against any of said persons, firms or entities, by reason of, arising out of or based upon conduct, events or occurrences on or before the Recordation relating to: (i) the Loan or the Property; (ii) the review, approval or disapproval of any and all documents, instruments, projections, estimates, plans, specifications, drawings and all other items submitted to Lender in connection with the Loan or the Property; (iii) the disbursements of funds under the Loan; (iv) the amendment or modification of the Loan made pursuant to this Agreement; (v) Lender’s acts, statements, conduct, representations and omissions made in connection with the Loan and any amendment or modification relating thereto; or (vi) any fact, matter, transaction or event relating thereto, whether known or unknown; provided that, nothing contained herein shall be deemed a release of Lender’s obligations under this Agreement or (to the extent first arising and accruing after the Closing) the Existing Loan Documents, as modified.

4.2          Non-Reliance. Each of the Borrower Parties hereby acknowledges that it has not relied upon any representation of any kind made by Lender in making the foregoing release.

4.3          California Civil Code. To the extent applicable notwithstanding the parties’ election that Florida law governs this Agreement, each of the Borrower Parties is aware of the provisions of Section 1542 of the California Civil Code, which Section reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Each of the Borrower Parties hereby waives the provisions of said Section 1542 of the California Civil Code and the provisions of any similar laws. Borrower realizes and acknowledges that factual matters now unknown to it may have given or hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and the release provided hereunder has been negotiated and agreed upon in light of that realization.

4.4          No Transfer of Claims. Each of the Borrower Parties represents and warrants that it has not heretofore assigned or transferred, or purported to assign or to transfer, to any person or entity any matter released hereunder or any portion thereof or interest therein, and Borrower agrees to indemnify, defend and hold the parties set forth hereinabove harmless from and against any and all claims based on or arising out of any such assignment or transfer or purported assignment or transfer.

4.5          No Admission of Liability. It is hereby further understood and agreed that the acceptance of delivery of this release by the parties released hereby shall not be deemed or construed as an admission of liability of any nature whatsoever arising from or related to the subject of the within release.

4.6          Advice of Counsel. Each of the Borrower Parties hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Agreement, including the foregoing release and waivers, that it has read the provisions of this Agreement, including the foregoing release and waivers, that it has had the foregoing release and waivers fully explained by such counsel, and that it is fully aware of its contents and legal effect.

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5.	REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower hereby represents and warrants to Lender as of the date hereof and as of the Recordation each of the following:

5.1          Execution. This Agreement (together with the Memorandum and Amended Note) has been duly executed and delivered by Borrower and is the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

5.2          Conflicts/Power. Borrower has the full power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the Amended Note by Borrower (a) has been duly and validly authorized by all necessary action on the part of Borrower and Guarantor, as applicable, (b) does not conflict with or result in a violation of Borrower’s or Guarantor's governing organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which any of Borrower or Guarantor is a party, and (c) does not conflict with or constitute a breach of, or constitute a default under, any contract, agreement or other instrument by which any of the Borrower or Guarantor is bound or to which it is a party..

5.3          Consents. Neither the execution and delivery by Borrower of this Agreement, nor the performance by Borrower of its obligations hereunder requires the consent, authorization or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal, state or foreign governmental authority or agency, pursuant to any law, rule or regulation applicable to Borrower or pursuant to any order, injunction or decree of any such authority or agency, any creditor of Borrower, or any other person or entity.

5.4          Authority. Borrower has all requisite power and authority to perform the terms of this Agreement.

5.5          Litigation. There is no pending, nor, to Borrower’s actual knowledge, is there any threatened, litigation or proceeding involving the Property or Borrower or Guarantor.

5.6          Defaults. No event has occurred and is continuing, and no condition exists, which constitutes or which after notice or lapse of time, or both, would constitute an event of default or default under the Existing Loan Documents and all representations and warranties are true and correct as if made as of the date hereof.

5.7          Principal. Borrower acknowledges that the principal balance of the Note as of the date hereof is $3,493,794.00.

5.8          Accuracy of Representations. Neither this Agreement, nor any document, certificate or statement referred to herein or furnished to Lender by Borrower pursuant hereto contains any untrue statement of a material fact or omits to state a material fact. All representations and warranties contained in the Loan Documents were true, correct, complete and not misleading in any respect when made and would be true, correct and complete and not misleading in any respect if made as of the date hereof. No Event of Default (as defined) and no event or condition has occurred or exists that, with the passage of time or giving of notice, would constitute an Event of Default.

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5.9          Offsets. Borrower has no defenses, setoffs, counterclaims or causes of action of any kind or nature whatsoever against Lender or otherwise with respect to any of the Loan Documents or instruments or documents related thereto or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith.

6.	[Omitted]

7.           RATIFICATION. Borrower hereby ratifies and confirms to Lender that all of the terms, covenants, indemnifications and other provisions of the Loan Documents are and shall remain in full force and effect, without change except as otherwise expressly and specifically modified by this Agreement. Borrower hereby agrees to continue to be bound by the terms, covenants, indemnifications and other provisions as modified hereby.

8.	MISCELLANEOUS PROVISIONS

8.1          Waiver. No failure on Lender’s part at any time to require the performance by Borrower of any term of this Agreement shall in any way affect Lender’s rights to enforce such term, nor shall any waiver by Lender of any term hereof be taken or held to be a waiver of any other term hereof or of any breach or subsequent breach hereof. Borrower waives any defense arising by reason of any disability or other defense of any other person obligated with respect to the Loan, or by reason of the cessation from any cause whatsoever of the liability of Borrower or any other such person.

8.2          Expenses. Borrower will pay and hold Lender harmless against any liability for the payment of: (a) all filing and recording fees and taxes payable to any taxing authority and any documentary transfer stamp taxes (including any interest and penalties in respect thereof) determined to be payable in connection with any of the transactions contemplated hereby; and (b) all other out-of-pocket expenses (including Lender’s attorneys’ fees, and the cost of the Endorsement), incurred by Lender in connection with the preparation and execution of this Agreement, Lender’s performance of and compliance with the terms hereof, the procuring of title insurance, collection efforts, and the enforcement of Lender’s rights and remedies hereunder.

8.3          Confidentiality. Prior to Recordation, Borrower shall keep the terms of this Agreement strictly confidential and shall not disclose or permit its employees or agents to disclose the terms of this Agreement (except for reasonably necessary disclosures to Borrower’s attorneys, accountants and representatives or as may be required by law).

8.4          Sole Parties. Except for the released parties under Section 4 hereof, this Agreement is made exclusively for the benefit of and solely for the protection of Lender and Borrower (and their permitted successors and assigns), and no other person or persons shall have the right to enforce the provisions hereof by action or legal proceedings or otherwise.

8.5          Binding Effect and Amendment. This Agreement shall be binding upon the parties hereto and their successors and permitted. This Agreement may be amended, altered or changed only by an instrument in writing signed by both parties.

8.6          Interpretation. Whenever the context so requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The headings used in this Agreement are inserted solely for the convenience of reference and are not part of, nor intended to govern, limit or aid in the construction of, any term or provision hereof.

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8.7          Applicable Law. This Agreement shall be determined as to its validity, construction, effect and enforcement, and in all other respects of the same or different nature, under the laws of the State of Florida.

8.8          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument

8.9          Further Assurances. From time to time, each party will execute and deliver in recordable form, if necessary, such further instruments and will take such other action as the other party reasonably may request in order to discharge and perform their obligations and agreements under this Agreement.

8.10        Time of Essence. Time is of the essence in this Agreement.

8.11        Entire Agreement. This Agreement, the Existing Loan Documents and the exhibits attached thereto constitute the entire agreement of Borrower and Lender concerning the transactions contemplated by this Agreement and supersede and cancel any and all previous negotiations, arrangements, agreements, understandings or letters of interest or intent.

8.12        References to Loan Documents. All references to the Note, the Mortgages or to other Existing Loan Documents shall be deemed to refer to the same, as amended by this Agreement. In the event of a conflict between this Agreement and the Existing Loan Documents, this Agreement will prevail.

8.13        Notices. All notices and communications to any party hereunder and under the other Loan Documents shall be in writing and shall be deemed properly given if delivered personally or sent by registered or certified mail, postage prepaid, or by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery to the following addresses or at such other address as such party may specify from time to time by notice to the other parties:

To Lender:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037

Attention: Commercial RE Group

To Borrower:

Reven Housing Florida, LLC

875 Prospect Street, Suite 304

La Jolla, California 92037

Attention: Thad Meyer

Notices shall be deemed delivered on the date of actual delivery or on the date that delivery was rejected or attempted by one of the above methods.

8.15        Brokers. Lender represents and warrants to Borrower, and Borrower represents and warrants to Lender, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker’s or finder's fee or commissions in connection herewith, then Lender shall indemnify, protect, defend and hold Borrower harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Lender, and Borrower shall indemnify, protect, defend and hold Lender harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Borrower. The parties’ respective indemnification obligations under this paragraph shall survive the closing of the transaction contemplated hereunder or the earlier termination of this Agreement.

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8.16        Assignment. Borrower may not assign any rights under this Agreement.

8.17        Integration. Borrower may not assign any rights under this Agreement. This Agreement constitutes the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

IN WITNESS WHEREOF, Borrower and Lender do hereby execute this Agreement as of the day and date set forth above.

BORROWER:

REVEN HOUSING FLORIDA, LLC,

a Delaware limited liability company

By:	/s/ Thad Meyer
Thad Meyer
Chief Financial Officer

LENDER:

SILVERGATE BANK,

a California corporation

By:	/s/ Joan M. Sibley
Name:	Joan M. Sibley, VP

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Exhibits List

Exhibit “A”: Form of Memorandum

Exhibit “B”: Form of Amended and Restated Note

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EXHIBIT “A”

FORM OF MEMORANDUM

RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037-1494

Attention: Commercial RE Group

(SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY)

MEMORANDUM OF LOAN MODIFICATION AGREEMENT

AND AMENDMENT TO MORTGAGES

AND DOCUMENTS OF RECORD

THIS MEMORANDUM OF LOAN MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE AND DOCUMENTS OF RECORD is made as of April ___, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Florida, LLC, a Delaware limited liability company (“Borrower”), with respect to that certain Loan Modification Agreement, dated as of even date herewith, between Borrower and Lender (the “Loan Modification Agreement”).

NOTICE is hereby given that pursuant to the Loan Modification Agreement between Borrower and Lender dated as of the date hereof (“Loan Modification Agreement”), that certain promissory note (the “Note”), dated March 10, 2015, in the original principal amount of $3,526,985.00, by Borrower, as maker, to the order of Lender, is replaced with that certain Amended and Restated Promissory Note (the “Amended and Restated Note” by Borrower in favor of Lender of even date herewith in the original amount of $3,493,794.00 has been modified pursuant to the “Loan Modification Agreement”. The obligations under the Note were previously secured by, among other things, that certain mortgage, dated as of March 10, 2015 (the “Mortgage”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on March 16, 2015, as Instrument No. 2015059181 in the Official Records of Duval County, Florida, and continue to be secured thereby. The Mortgage encumbers certain real and personal property at the location more particularly described in Exhibit “A” attached hereto and made a part hereof. Reference should be made to the Loan Modification Agreement and the Amendment for the particular terms of the modification provided therein. In the event of any conflict between the terms of this Memorandum and the terms of the Loan Modification Agreement, the terms of the Loan Modification Agreement shall control.

In addition to the foregoing, pursuant to the Loan Modification Agreement, Borrower and Lender are to modify the Mortgage and all other recorded Loan Documents as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

A.           AMENDMENTS TO MORTGAGE AND DOCUMENTS OF RECORD.

1.           All references in the Mortgage and all other “Loan Documents” (as defined in the Mortgage), to the “Note”, “note” or “Promissory Note” shall hereafter refer to the Amended and Restated Note.

2.           Any default under the Loan Modification Agreement shall also constitute a default under the Amended and Restated Note and under the Mortgage.

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B.           MISCELLANEOUS.

1.           The amendments set forth herein shall become effective only upon recordation of this document in the Official Records of Duval County, Florida.

2.           Except as set forth herein and in the Loan Modification Agreement, the Mortgage is unamended and unmodified and the terms and provisions of the same are hereby ratified and affirmed.

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RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037-1494

Attention: Commercial RE Group

(SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY)

MEMORANDUM OF LOAN MODIFICATION AGREEMENT

AND AMENDMENT TO MORTGAGES

AND DOCUMENTS OF RECORD

THIS MEMORANDUM OF LOAN MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE AND DOCUMENTS OF RECORD is made as of April          , 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Florida, LLC, a Delaware limited liability company (“Borrower”), with respect to that certain Loan Modification Agreement, dated as of even date herewith, between Borrower and Lender (the “Loan Modification Agreement”).

NOTICE is hereby given that pursuant to the Loan Modification Agreement between Borrower and Lender dated as of the date hereof (“Loan Modification Agreement”), that certain promissory note (the “Note”), dated March 10, 2015, in the original principal amount of $3,526,985.00, by Borrower, as maker, to the order of Lender, is replaced with that certain Amended and Restated Promissory Note (the “Amended and Restated Note” by Borrower in favor of Lender of even date herewith in the original amount of $3,493,794.00 has been modified pursuant to the “Loan Modification Agreement”. The obligations under the Note were previously secured by, among other things, that certain mortgage, dated as of March 10, 2015 (the “Mortgage”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on March 18, 2015, as Instrument No. 2015012884 in the Official Records of Clay County, Florida, and continue to be secured thereby. The Mortgage encumbers certain real and personal property at the location more particularly described in Exhibit “A” attached hereto and made a part hereof. Reference should be made to the Loan Modification Agreement and the Amendment for the particular terms of the modification provided therein. In the event of any conflict between the terms of this Memorandum and the terms of the Loan Modification Agreement, the terms of the Loan Modification Agreement shall control.

In addition to the foregoing, pursuant to the Loan Modification Agreement, Borrower and Lender are to modify the Mortgage and all other recorded Loan Documents as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

A.           AMENDMENTS TO MORTGAGE AND DOCUMENTS OF RECORD.

1.           All references in the Mortgage and all other “Loan Documents” (as defined in the Mortgage), to the “Note”, “note” or “Promissory Note” shall hereafter refer to the Amended and Restated Note.

2.           Any default under the Loan Modification Agreement shall also constitute a default under the Amended and Restated Note and under the Mortgage.

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B.           MISCELLANEOUS.

1.           The amendments set forth herein shall become effective only upon recordation of this document in the Official Records of Clay County, Florida.

2.           Except as set forth herein and in the Loan Modification Agreement, the Mortgage is unamended and unmodified and the terms and provisions of the same are hereby ratified and affirmed.

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In Witness Whereof, this Memorandum was executed as of the date first stated above.

BORROWER:

REVEN HOUSING FLORIDA, LLC

a Delaware limited liability company

By:	/s/ Thad Meyer
Thad Meyer
Chief Financial Officer

LENDER:

SILVERGATE BANK,

a California corporation

By:
Name:
Title:

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Exhibit “A”

Legal Description

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ACKNOWLEDGMENT

[Add correct notary block]

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EXHIBIT “B”

FORM OF AMENDED AND RESTATED PROMISSORY NOTE

AMENDED AND RESTATED PROMISSORY NOTE SECURED BY MORTGAGES

$3,493,794.00	Florida
March 21, 2017

THIS AMENDED AND RESTATED PROMISSORY NOTE SECURED BY DEED OF TRUST (this “Note”) is made this 21 day of March, 2017, by the undersigned (“Borrower”) in favor of SILVERGATE BANK, a California corporation (“Lender”).

RECITALS:

A.	Lender is the present owner and holder of that certain Promissory Note Secured by Mortgage, dated March 10, 2016, made by Borrower, in the original principal amount of $3,526,985 and payable to the order of Lender (the “Original Note”), which Original Note evidences an indebtedness of Borrower to Lender in the current outstanding principal amount of $3,493,794.

B.	On the date hereof, Borrower and Lender have entered into that certain Loan Modification Agreement (the “Modification Agreement”), pursuant to which Modification Agreement Borrower and Lender have agreed to amend and restate the original Note.

NOW, THEREFORE, the Original Note is hereby amended and restated in its entirety as follows:

FOR VALUE RECEIVED, the undersigned (“Borrower”) promises to pay to SILVERGATE BANK, a California corporation (“Lender”), or order, during regular business hours at Silvergate Bank, 4250 Executive Square, Suite 300, La Jolla, California 92037-1492, Attention: Commercial RE Group, or at such other place as Lender may from time to time designate by written notice to Borrower, with sufficient information to identify the source and application of such payment, the sum of up to Three Million Four Hundred Ninety-Three Thousand Seven Hundred Ninety-Four and No/100 Dollars ($3,493,794.00), together with interest on the balance of outstanding principal from the disbursement dates thereof at the per annum rate set forth below. All calculations of interest hereunder shall be computed on the basis of a 360 day year for the actual number of days elapsed.

1.           Interest Rate. The unpaid principal balance under this Note shall bear interest at the rate (the “Contract Rate”) equal to four and one-half percent (4.50%) per annum.

1	Promissory Note

2.           Monthly Payments of Principal and Interest.

2.1          First Partial Month. On the date of this Note, Borrower shall pay to Lender (a) all accrued and unpaid interest under the Original Note through the date immediately preceding the date hereof and (b) interest only on the outstanding principal balance of this Note from the date hereof through and including April 4, 2017 (the “Initial Interest Period”). Interest for such partial month shall be computed on the basis of a 360-day year and shall be equal to the sum of a per diem interest charge (for each day the principal balance hereof is outstanding during such partial month) equal to the product of (a) 1/360 and (b) the Contract Rate and (c) the outstanding principal balance hereunder for the day in question.

2.2          [omitted]

2.3          Monthly Payments. Commencing on May 5, 2017 and continuing on the fifth day of each of the next calendar months thereafter through and including March 5, 2020, Borrower shall pay to Lender monthly payments of principal and interest in an amount equal to the amount which would be sufficient to amortize the outstanding principal balance under this Note (as of the date of such payment) at the then effective Contract Rate over the then remaining portion of an amortization period commencing on April 5, 2017 and ending on April 4, 2042.

3.           Maturity Date. The entire balance of principal and accrued interest and other amounts then outstanding on this Note are due and payable on April 5, 2020 (the “Maturity Date”). Borrower acknowledges that such balance will not equal the regular monthly payment specified in Section 2.

4.           Application of Payments. Each payment hereunder shall be applied when received first to the payment of accrued interest on the principal balance hereof from time to time remaining unpaid and then to reduce principal and then to amounts payable, if any, into escrow accounts payable under the Loan Documents for taxes or insurance and then to any unpaid “Past Due Charge” (as defined below); provided, however, upon the occurrence of an “Event of Default” (as defined below), payments may be applied to any amounts secured by the “Mortgages” (as defined below) in such order and amounts as is designated by Lender in its sole and absolute discretion. No such application by Lender shall constitute a cure or waiver of any default by Borrower under the Mortgages or under this Note. Without limitation of the foregoing, in the event of any partial payment hereunder, Lender shall have the sole right and authority to determine which portion of the indebtedness evidenced hereby any partial payment may be applied against, if any; provided that, nothing in the foregoing shall impose upon Lender any duty or obligation to accept or apply any partial payment received by Lender hereunder or under the Mortgage.

5.           Default; Acceleration. This Note is secured by that certain Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of March 10, 2015 by Borrower for the benefit of Lender, recorded in Duval County, Florida, and that certain Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of March 10, 2015 by Borrower for the benefit of Lender, recorded in Clay County, Florida (collectively, the “Mortgages”). Upon the occurrence and during the continuance of an “Event of Default” (as defined in either of the Mortgages), then, or at any time thereafter, the whole of the unpaid principal hereof, together with accrued and outstanding interest and all other sums required to be paid under this Note or the Mortgages (including the prepayment premium hereinafter described) shall, at the election of Lender and with prior notice of such election, become due and payable. Lender’s election may be exercised at any time after any such event, and the acceptance of one or more payments hereon from any person thereafter shall not constitute a waiver of Lender’s election, or of its option to make such election.

2	Promissory Note

6.           Past Due Charge and Past Due Interest Rate. Borrower recognizes and acknowledges that any default on any payment, or portion thereof, due hereunder or to be made under the Mortgages, will result in losses and additional expenses to Lender in servicing the indebtedness evidenced hereby, and in losses due to Lender’s loss of the use of funds not timely received. Borrower further acknowledges and agrees that in the event of any such default, Lender would be entitled to damages for the detriment proximately caused thereby, but that it would be extremely difficult and impracticable to ascertain the extent of or compute such damages. Therefore, if for any reason Borrower fails to pay any interest or principal required to be paid under this Note, including any payment due at maturity or upon acceleration, or fails to pay any amounts due under the Mortgages, within ten (10) days of when due, Borrower shall pay to Lender, in addition to any such delinquent payment, an amount equal to five percent (5%) of such delinquent payment (“Past Due Charge”). In addition, upon the Maturity Date or upon the occurrence and during the continuance of an Event of Default (or upon any acceleration), interest shall accrue hereunder at the “Past Due Rate” (as defined below). Borrower acknowledges that the Past Due Charge and interest at the Past Due Rate agreed to hereunder represent the reasonable estimate of those damages which would be incurred by Lender, and a fair return to Lender for the loss of the use of the funds not timely received from Borrower on account of a default by Borrower as herein specified, established by Borrower and Lender through good faith consideration of the facts and circumstances surrounding the transaction contemplated under this Note as of the date hereof, but that such Past Due Charge and interest at the Past Due Rate are in addition to, and not in lieu of, any other right or remedy available to Lender. If any applicable law proscribes the imposition of a past due charge in the amount of the Past Due Charge herein specified, or limits the rate of the additional interest that may be charged to a rate less than the Past Due Rate herein specified, then the maximum charge or rate permitted by such law shall be charged by Lender for purposes of this Section. As used herein, the “Past Due Rate” shall be equal to the lesser of (i) six (6) percentage points over the Contract Rate, or (ii) the maximum rate of interest permitted to be charged by applicable laws or regulation governing this Note until paid, such additional interest to be compounded annually.

7.           Prepayment.

7.1          Borrower shall have no right to prepay any principal of this Note except that, so long as no default or Event of Default exists under this Note or the Mortgage as of the date of such prepayment by Borrower, Borrower will have the privilege, to prepay the principal of this Note (in whole only and not in part) upon at least thirty (30) but not more than sixty (60) days advance written notice and subject to the following terms and conditions:

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A.           Premium. Concurrently with such prepayment, Borrower shall pay all accrued and unpaid interest under this Note (whether or not then due), all amounts then due under this Note or the Mortgage and a prepayment premium equal to (i) two percent (2%) of the amount prepaid for a prepayment on or before April 5, 2018, and (ii) one percent (1%) of the amount prepaid for a prepayment on or after April 6, 2018 through and including April 5, 2019, with no prepayment premium thereafter.

B.           EXCLUSIVE RIGHTS. BORROWER ACKNOWLEDGES AND AGREES THAT BORROWER HAS NO RIGHTS OF PREPAYMENT OF THIS NOTE, EXCEPT AS PROVIDED ABOVE; AND BORROWER FURTHER AGREES THAT, IF THE MATURITY OF THIS NOTE IS ACCELERATED BY LENDER BY REASON OF BORROWER’S DEFAULT, ANY APPLICABLE PREPAYMENT PREMIUM IS AUTOMATICALLY DUE AND PAYABLE ON THE DATE OF ACCELERATION REGARDLESS AS TO WHETHER THIS LOAN IS PREPAID. FURTHER, IF BORROWER OR ANY THIRD PERSON THEREAFTER SEEKS TO PAY SUCH ACCELERATED INDEBTEDNESS OR PURCHASE ANY OR ALL THE PROPERTIES (INDIVIDUALLY, A “PROPERTY”, AND COLLECTIVELY, THE “PROPERTIES”) ENCUMBERED BY THE MORTGAGES SECURING THIS NOTE AT FORECLOSURE SALE, SUCH PAYOFF OR PURCHASE SHALL CONSTITUTE A PREPAYMENT OF PRINCIPAL HEREUNDER AND A PREMIUM SHALL BE PAYABLE IN AN AMOUNT WHICH SHALL BE COMPUTED PURSUANT TO THIS SECTION 7 (INCLUDING THE PREPAYMENT PREMIUM).

8.           Costs. Borrower promises to pay to Lender, within five (5) business days after written notice from Lender, all out-of-pocket costs, expenses, disbursements, property taxes, escrow fees, title charges and legal fees and expenses actually incurred by Lender or its counsel (which must be reasonable provided no Event of Default has occurred and is existing) in the negotiation, funding, enforcement or attempted enforcement, by foreclosure or otherwise, of this Note or the Mortgages. Without limitation on the foregoing, Borrower agrees to pay all out-of-pocket costs of collection, including attorneys’ fees and costs (whether or not for salaried attorneys regularly employed by Lender) and all costs of any action or proceeding (including any bankruptcy proceeding or any non-judicial foreclosure or private sale) actually incurred by Lender, in the event any payment is not paid when due, or in case it becomes necessary to enforce any other obligation of Borrower hereunder or to protect the security for the indebtedness evidenced hereby, or for the foreclosure by Lender of the Mortgages, or in the event Lender is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, or because of the existence of the Mortgages. All such costs are secured by the Mortgages. The obligation of Borrower to repay all such out-of-pocket costs and any other advances by Lender are secured by the Mortgages and shall be deemed to be evidenced by this Note and shall accrue interest at the Contract Rate or the Past Due Rate, whichever is then applicable.

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9.           Waivers. Borrower hereby waives diligence, presentment, protest and demand, notice of protest, of demand, of nonpayment, of dishonor and of maturity and agrees that time is of the essence of every provision hereof; and further agrees that any such renewal, extension or modification, or the release or substitution of any person or security for the indebtedness evidenced hereby, shall not affect the liability of any of such parties for the indebtedness evidenced by this Note or the obligations under the Mortgages. Any such renewals, extensions, modifications, releases or substitutions may be made without notice to any of such parties.

10.         Remedies Cumulative. The rights and remedies of Lender as provided in this Note and in the Mortgages shall be cumulative and concurrent and may be pursued singly, successively or together against Borrower, any of the Properties, or any other persons or entities who are, or may become liable for all or any part of this indebtedness, and any other funds, property or security held by Lender for the payment hereof, or otherwise, at the sole discretion of Lender. Failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies, or the right to exercise them at any later time. The right, if any, of Borrower, and all other persons or entities, who are, or may become, liable for this indebtedness, to plead any and all statutes of limitation as a defense is expressly waived by each and all of such parties to the full extent permissible by law.

11.         Mortgage Provisions Regarding Transfers; Successors. The Mortgages securing this Note contains provisions for the acceleration of the indebtedness evidenced hereby upon a “Transfer” (as therein defined). Subject to the limitations on Transfer specified in the Mortgages, the provisions hereof shall be binding on the heirs, legal representatives, successors and assigns of Borrower and shall inure to the benefit of Lender and the successors and assigns of Lender.

12.         Partial Release. Lender shall consent to causing a release from the lien of the applicable Mortgage any applicable Property, such Property to be released, the “Released Property”, but only upon the satisfaction of all of the following conditions:

a.           Lender shall have received from Borrower at least thirty (30) days' prior written notice of the date proposed for such release (the “Release Date”) and the identification of the Released Property;

b.           No Event of Default in either of the Mortgages shall have occurred and be continuing as of the date of such notice and the Release Date and no event or condition shall exist that, with the passage of time or giving of notice, would constitute an Event of Default in the Mortgages;

c.           The release shall occur contemporaneously with the sale of the Released Property pursuant to an arm's-length, bona fide contract to a person who is not an affiliate of Borrower or any person or entity with any interest in Borrower, whether direct or indirect;

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d.           Borrower shall pay to Lender on the Release Date an amount equal to the “Release Price” amount as indicated for such Released Property on Exhibit “A” attached to this Note (such greater amount, the “Release Price”). The Release Price shall be applied to the Loan in such order as determined by Lender, including the applicable prepayment premium;

e.           Borrower shall have provided Lender with evidence reasonably acceptable to Lender that the Released Property has been formally designated as a distinct tax lot separate from the remaining Properties;

f.            Borrower shall have provided Lender with evidence reasonably acceptable to Lender that the Released Property and the remaining portion of the Properties shall be legal lots or parcels in material compliance with the all Florida subdivision acts and local ordinances thereunder and that the remaining portion of the Property has adequate ingress and egress;

g.           If requested by Lender, Borrower, at its sole cost and expense, shall have delivered to Lender a title endorsement to the mortgagee policy of title insurance delivered to Lender on the date hereof in connection with the Mortgages insuring that, after giving effect to such release, such title policy coverage has not been terminated or reduced by such releases; and

h.           Borrower shall have paid all of Lender's reasonable out-of-pocket costs and expenses actually incurred by Lender, including, without limitation, attorneys' fees and expenses, in connection with the release of the Released Property.

Upon payment of the Release Price and the satisfaction of the other conditions set forth in this Section 12 for the release of the Released Property, the security interests and liens of Lender under the Mortgages shall be released from the Released Property, and Lender will execute and deliver any agreements reasonably requested by Borrower to release and terminate the lien of the Mortgages as to the Released Property; provided, however, that such release and termination shall be without recourse to Lender and made without any representation or warranty. Upon the release and termination of Lender's security interests and liens under the Mortgages and the other Loan Documents relating to the Released Property, all references in the Mortgages and the other Loan Documents relating to the Released Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

13.         Miscellaneous.

13.1        Manner of Payment; No Offsets. All payments due hereunder shall be made in lawful money of the United States of America. Such payments shall be made by check or, upon maturity and otherwise at the option of Lender, by transferring the payment in federal or immediately available funds by bank wire or interbank transfer for the account of Lender without presentment or surrender of this Note, provided; however, that any payment of principal or interest received after 5:00 p.m. Pacific time shall be deemed to have been received by Lender on the next business day and shall bear interest accordingly. All sums due hereunder shall be payable without offset, demand, abatement or counter-claim of any kind or nature whatsoever, all of which are hereby waived by Borrower.

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13.2        Fee for Statement. For any statement regarding the obligations evidenced hereby to be furnished by Lender, Borrower shall pay the fee then charged by Lender therefor, not to exceed, however, the maximum fee, if any, allowed by law to be charged by Lender at the time such statement is requested.

13.3        No Amendment or Waiver Except in Writing. This Note may be amended or modified only by a writing duly executed by Borrower and Lender, which expressly refers to this Note and the intent of the parties so to amend this Note. No provision of this Note will be deemed waived by Lender, unless waived in a writing executed by Lender, which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of Lender, or any omission by Lender to take action with respect to any provision of this Note or the Mortgages. No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as to which an express written waiver has been given. Without limitation, acceptance of any partial payment shall not constitute a waiver of any of Lender’s rights, including the right to insist on immediate payment of all amounts due and payable.

13.4        No Intent of Usury. None of the terms and provisions contained in this Note, or in the Mortgages, or in other documents or instruments related hereto, shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest or any other consideration that constitutes interest under applicable law, as the case may be, at a rate in excess of the maximum interest permitted to be charged by applicable laws or regulation governing this Note (“Usury Laws”). Borrower shall never be required to pay interest or any other consideration that constitutes interest under applicable law, as the case may be, on this Note in excess of the maximum interest that may be lawfully charged under such Usury Laws, as made applicable by the final judgment of a court of competent jurisdiction, and the provisions of this Section shall control over all other provisions hereof and of any other instrument executed in connection herewith or executed to secure the indebtedness evidenced hereby, which may be in apparent conflict with this Section. If Lender collects monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by such Usury Laws, all such sums deemed to constitute interest in excess of the maximum rate shall, at the option of Lender, either be credited to the payment of principal or returned to Borrower.

13.5        Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida (without regard to conflicts of laws), except where federal law is applicable (including, without limitation, any applicable federal usury ceiling or other federal law preempting state usury laws).

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13.6        Certain Rules of Construction. The headings of each Section of this Note are for convenience only and do not define or limit any provision of this Note. The provisions of this Note shall be construed as a whole according to their common meaning, not strictly for or against any party, or any person or entity, who is or may become liable for the payment of this Note, and to achieve the objectives of the parties unconditionally to impose on Borrower the indebtedness evidenced by this Note. Whenever the words “including”, “includes” or “include” are used in this Note (including any Exhibit hereto), they shall be read non-exclusively as though the phrase, “without limitation,” immediately followed the same.

13.7        Severability. If any term of this Note, or the application thereof to any person or circumstances, shall be invalid or unenforceable, the remainder of this Note, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent permitted by law.

13.8        Notices. Any notice which a party is required or may desire to give the other shall be in writing and may be sent by persona! delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given at least 15 days in advance):

To Lender:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037-1492

Attention: Commercial RE Group

To Borrower:

Reven Housing Florida, LLC

875 Prospect Street

Suite 304

La Jolla, California 92037

Attention: Thad Meyer

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

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14.          Lender Assignment. Lender may assign, sell or transfer at any time this Note (and any documents relating thereto and any interest therein).

TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR ANY OF THE PROPERTIES OR THIS NOTE. THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN TO BORROWER.

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IN WITNESS WHEREOF, this Note is executed as of the date first written above.

“BORROWER”

REVEN HOUSING FLORIDA, LLC,
a Delaware limited liability company

By:	/s/ Thad Meyer
Name:	Thad Meyer
Title:	Chief Financial Officer

Promissory Note

EXHIBIT “A”

RELEASE PRICE

(see attached)

Promissory Note